SEGALL BRYANT & HAMILL TRUST

Segall Bryant & Hamill Select Equity ETF

Supplement dated December 31, 2024 to the

Statement of Additional Information (“SAI”),

dated April 29, 2024, as supplemented

Effective January 1, 2025, the following changes are made to the “Standing Board Committees” section of the SAI:

The second sentence of the second paragraph is deleted and replaced as follows:

“The Investment Review Committee is comprised of Messrs. Abood (Chairman), DeTore, Pederson, and Smith.”

The fifth sentence of the third paragraph is deleted and replaced with the following:

“The Audit Committee comprises Mr. Voneiff (Chairperson) and Mses. Burns and Teague.

Further Information

For further information, please contact the Fund toll-free at 1-800-836-4265. You may also obtain additional copies of the Fund’s Summary Prospectuses, Prospectus and Statement of Additional Information, free of charge, by writing to the Fund c/o Ultimus Fund Solutions, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling the Funds toll-free at the number above or by visiting the Fund’s website at www.cisbh.com/funds/etfs.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE